Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25AT

FIFTIETH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Fiftieth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, the effective date of this Amendment is May 22, 2014 (the Effective Date").  Further, upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.  Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which include Exhibit C-6(a), the Second Amendment to the Agreement (CSG document number 2300066) and the Thirty-first Amendment to the Agreement (2312890), Customer desires to obtain the right to purchase Additional Capacity of *** ******** (******) Commercial Accounts of the ACP Commercial Upgrade Service.

2.    As a result, the "Additional Capacity License (Note 3)" line items of the table entitled "ACP Commercial Upgrade Service (Note 1)" of the Thirty-first Amendment are deleted in their entirety and replaced as follows:

ACP COMMERCIAL UPGRADE SERVICE (Note 1)

Description of Item/Unit of Measure	Frequency	Fee
Additional Capacity License (Note 3)
1.Perpetual License (per ***********) for the term of the Agreement (Note 4)	*** *******	$**********
2.****** Maintenance (per ***********)	********	$*********

3.   For clarification purposes, the ******* Additional Capacity License fees specified in Section 2 of the above table, shall be invoiced commencing as of Customer's July 2014 invoice for the Additional Capacity and ******** thereafter through the term of the Agreement.  As a result of the Additional Capacity hereunder, the total of ACP Commercial Accounts is increased from *********** ******** (******) to *********** ******** (******).

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below to be effective as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ James Daley	By: /s/ Joseph T. Ruble
Title: VP Billing Ops	Title: EVP, CAO & General Counsel
Name: James Daley	Name: Joseph T. Ruble
Date: 8/27/14	Date: 29 August 2014